UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2011

Codexis, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-34705	71-0872999
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Penobscot Drive Redwood City, CA 94063	94063
(Address of Principal Executive Offices)	(Zip Code)

(650) 421-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Codexis, Inc. (the “Company”) approved increases in the annual base salaries of the Company’s executive officers, with such increases retroactive to January 1, 2011. The 2011 annual base salaries for the company’s executive officers are set forth below:

Name	Title	2011 Base Salary
Alan Shaw	President and Chief Executive Officer	$490,000

Robert J. Lawson	Senior Vice President and Chief Financial Officer	$340,000

Douglas T. Sheehy	Senior Vice President, General Counsel and Secretary	$310,000

David L. Anton	Senior Vice President, Process Development & Manufacturing, and Chief Technology Officer	$320,000

Joseph J. Sarret	Senior Vice President and Chief Business Officer	$330,000

Item 8.01	Other Events.

On March 9, 2011, Douglas T. Sheehy, Senior Vice President, General Counsel and Secretary of the Company, adopted a written trading plan (the “Plan”) in accordance with guidelines specified under Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, as amended (the “34 Act”), and the Company’s insider trading policy. The Plan is an agreement between Mr. Sheehy and a broker to sell shares of common stock of the Company which will be acquired pursuant to the exercise of certain stock options held by Mr. Sheehy.

Mr. Sheehy adopted the Plan as part of his personal long-term investment strategy for asset diversification and liquidity, and he will have no control over the timing of the sales of shares of common stock under the Plan. Pursuant to the Plan, a maximum of 150,000 shares of common stock may be sold beginning April 8, 2011 until the Plan expires on February 15, 2012. The Plan specifies the number of shares of common stock that may be sold at predetermined times, subject to the terms and conditions of the Plan. As sales are executed in the future under the Plan, they will be reported in accordance with federal securities laws.

The Plan is intended to comply with Rule 10b5-1 promulgated under the 34 Act, and the Company’s insider trading policy. Rule 10b5-1 allows corporate insiders to establish pre-arranged written stock trading plans at a time when the insider is not aware of material, non-public information. Subsequent receipt by the insider of material, non-public information will not prevent pre-arranged transactions under the Rule 10b5-1 plan from being executed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2011

CODEXIS, INC.

By:	/s/ Douglas T. Sheehy
Name:	Douglas T. Sheehy
Title:	Senior Vice President, General Counsel and
Secretary